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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (Date of Earliest Event Reported):
                         April 11, 2001 (April 4, 2001)

                             clickNsettle.com, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                         0-21419                 25-2753988
 ---------------------------     ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                           Identification No.)

                             1010 Northern Boulevard
                           Great Neck, New York 11021

               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 829-4343

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                         Index to Current Report on Form
                          8-K of clickNsettle.com, Inc.
                                 April 11, 2001





Item                                             Page
----                                             ----

Item 5.    Other Events                           3


           Signatures                             4




                                       -2-

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Item 5.  Other Events.

         On April 5, 2001, clickNsettle.com (the "Company") announced that pursuant to approval by its Board of Directors, the Company bought back all of its Series A Exchangeable Preferred stock at par value. There were 1,800 shares outstanding before the redemption and the Company paid $1,800,000 to buy back these shares. The 4% dividend on the preferred shares was terminated retroactively resulting in no payment of dividends from the inception of the issuance of the preferred shares in February 2000.

                                       -3-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                           clickNsettle.com, Inc.


                           By: /s/ Roy Israel

                           Name:  Roy Israel
                           Title: Chief Executive Officer and President

                           By: /s/ Patricia Giuliani-Rheaume

                           Name:  Patricia Giuliani-Rheaume
                           Title: Chief Financial Officer and Vice President


Date: April 11, 2001

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